UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 28, 2011

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 28, 2011, the board of directors (the “Board”) of the Federal Home Loan Bank of Indianapolis (the “Bank”) amended its 2011 Long Term Incentive Plan and 2011 Executive Incentive Compensation Plan (STI) (collectively, the “Plan”). The Plan was previously approved by the Board on January 20, 2011. The Plan offers incentive compensation opportunities to certain officers of the Bank, including the principal executive officer, the principal financial officer and named executive officers. The amendment to the Plan will be effective on September 30, 2011, to facilitate review of the amendment by the Federal Housing Finance Agency.

The amendment to the Plan involves a performance goal related to usage by the Bank's insured depository members of a certain letter of credit product offered by the Bank. In 2010, the Indiana General Assembly established a collateral requirement for financial institutions holding funds deposited by units of local government. This statutory change authorizes depositories of such public funds to use letters of credit issued by a Federal Home Loan Bank as collateral for such deposits. The Indiana Board for Depositories (“IBD”) established February 15, 2011 as the target implementation date for this program. Accordingly, the Bank developed and made available to its insured depository members a public unit deposit letter of credit program (“PUDL”).

The Plan (prior to the amendment) included a performance goal for PUDLs based on a four-quarter (2011 calendar year) average of total outstanding PUDLs issued to the IBD by the Bank. In establishing this performance goal, the Plan expressly assumed that the IBD would fully implement the new collateral requirements by February 15, 2011. The Plan also expressly noted that, if the Indiana General Assembly changed the law or the IBD delayed implementation of the collateral requirements, the Board may revise the goal during the year.

The IBD did not implement the collateral requirement until May 16, 2011. Therefore, the Board amended the Plan on July 28, 2011, to provide that the PUDL performance goal for 2011 will be based on a three-quarter average of total outstanding PUDLs beginning with the quarter ended June 30, 2011. The Board did not adjust the target performance levels for this goal.

The foregoing description of the Plan and the amendment thereto is qualified in its entirety by reference to the Plan, which is included herein as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

A copy of the Plan, as amended by the Board on July 28, 2011, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 3, 2011

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/MILTON J. MILLER II
Milton J. Miller II
President - Chief Executive Officer

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President-Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	2011 Long Term Incentive Plan and 2011 Executive Incentive Compensation Plan (STI)